SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 21, 2003

                     AMERICAN MILLENNIUM CORPORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                    0-10841                   85-0273340
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


110 North Rubey Drive, Suite 100A, Golden, CO                       80403
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  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (303) 279-2002
                                                    ---------------------------

                                    No Change
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

Effective April 21, 2003, American Millennium Corporation, Inc. ("AMCi") acquired 100% of the issued and outstanding capital stock of Lightfoot Precision Control, Inc. ("Precision"), a Texas corporation which is located at 700 SW Mustang Drive, Andrews, Texas 79714. As a result, AMCi thereby acquired control of all of the assets of Precision and Precision has become a wholly-owned subsidiary of AMCi.


AMCi purchased all of the outstanding capital stock of Precision from its stockholders in exchange for 2,750,000 restricted shares of the Common Stock of AMCi, based upon the book value of the Precision stock and upon the expected future prospects of the business of Precision. The selling stockholders of Precision were Jerry Green, Minda Green, Cliff Lightfoot, Mark Malone, Edna Subia and Rene Subia. Prior to the acquisition, there were no material relationships between AMCi, or with any officer or director of AMCi, and the selling stockholders of Precision.


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As part of the Agreement and Plan of Reorganization the selling shareholders of
Precision were granted a Common Stock Purchase Warrants to purchase up to 1,000,000 shares of AMCi common stock at a price of $0.25 per share if the warrants are exercised during the first Warrant year, $0.50 per share if exercised during the second Warrant year and $.75 per share of exercised during the third Warrant year.

Precision develops and markets electrical controls and automation equipment for a number of energy and other companies. AMCi intends to continue with Precision's business and to expand and integrate its operations with AMCi.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

(b) Pro Form Financial Information.

As it is impracticable to provide the required financial statements of the business acquired and pro forma financial information at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"), the Company will file the same within 60 days after the date this Current Report on Form 8-K is required to be filed with the Commission.

(c)        Exhibits

2.1 Agreement and Plan of Reorganization between American Millennium Corporation, Inc. and Lightfoot Precision Control, Inc. dated April 7, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN MILLENNIUM CORPORATION, INC.

                                   Registrant

                                   By:     /s/  Ronald J. Corsentino
                                        --------------------------------------
                                 Name:          Ronald J. Corsentino
                                Title:          Chief Financial Officer
                                                and Controller

Dated:  April 28, 2003